UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

ICON FUNDS for the ICON NATURAL RESOURCES FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(I) (4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

5299 DTC Boulevard, Suite 1200

Greenwood Village, CO 80111

June 24, 2016

Dear ICON Natural Resources Fund Shareholder:

You are receiving this proxy packet because you are a shareholder in ICON’s Natural Resources Fund (formerly known as the ICON Materials Fund) (the “Fund”). As you will see from the enclosed materials, ICON’s Board of Trustees (the “Board”) is requesting that you acknowledge and approve a clarification to one of the Fund’s fundamental investment restrictions (the “Investment Restrictions”). Subject to shareholder approval, this acknowledgment, which has already been approved by the Board, is intended to, among other things, recognize the Fund has the investment flexibility and access to a broad investment universe within the Natural Resources space which, we believe, allows the Fund to garner assets and benefit from economies of scale in the future. Please be assured that the Board has carefully considered this clarification of the Fund’s Investment Restrictions and believes it is in the Fund’s best interests. The Board unanimously recommends you vote “For” the proposal.

We encourage you to review the enclosed proxy and proxy-voting procedures detailing the matter to be voted on at the upcoming shareholder meeting. Then you may complete your voting instruction card and return it in the enclosed postage-paid envelope by August 1, 2016.

In this packet, you will find:

•	Your proxy

•	Your voting instruction card

•	A postage-paid reply envelope

•	Notice of a special meeting of the Fund shareholders

Please review the enclosures and information noted above which will detail the matter to be voted on at the meeting and proxy-voting procedures. You may also contact us at 1-800-828-4881 if you have any questions about this proxy or your Fund shares.

5299 DTC Blvd., Suite 1200

Greenwood Village, Colorado 80111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 11, 2016

The Board of Trustees of the ICON Funds, an open-end management investment company organized as a Massachusetts business trust, has called a special meeting of the shareholders of the ICON Natural Resources Fund (the “Fund”), to be held at the offices of the ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, on August 11, 2016 at 10:00 a.m., Mountain Daylight Time.

As an owner of record with one or more shares of the Fund, you have the right to instruct the Fund as to the manner in which shares of the Fund attributable to you should be voted.

At the meeting, as more fully explained in the accompanying proxy statement, Fund shareholders will be asked to consider the following proposal:

To approve and understand that the Fund’s Investment Restrictions and designation as a sector fund which “concentrates its investments in the industries or groups of industries included within the sector(s)” allows the Fund to concentrate within the Natural Resources space in sectors in an amount determined by the Adviser in the Adviser’s sole discretion .

In addition, as approved by the Board on October 15, 2015, and as you were notified previously, we are reminding you that on January 22, 2016, the Fund changed its principal investment strategies from investing in the Materials sector to investing in companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. For these purposes, we determined “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers and developers, equipment and services, storage and transportation, gas/oil refining and marketing, service and drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

The Board unanimously recommends that you vote “FOR” the proposal.

Voting Instructions:

Your vote is important. Please take a moment now to provide us with your voting instructions. Please follow the steps on the enclosed voting instruction card(s) to instruct us by signing and returning the voting instruction card(s) in the enclosed postage pre-paid envelope. To request more information, please call us at 1-800-828-4881. We look forward to receiving your voting instructions and thank you for your prompt response to the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 11, 2016. A COPY OF THE NOTICE OF SHAREHOLDER MEETING AND THE PROXY STATEMENT ARE AVAILABLE AT www.proxyvote.com.

Sincerely,

Craig T. Callahan,

Chairman

ICON Funds

5299 DTC Blvd., Suite 1200

Greenwood Village, CO 80111

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 11, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the ICON Funds for use at the Special Meeting of Shareholders (the “Meeting”) to be held at the ICON Funds’ offices, 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111 on August 11, 2016 at 10:00 a.m., Mountain Daylight Time, and at any and all adjournments thereof. The ICON Funds are soliciting proxies on behalf of the ICON Natural Resources Fund, formerly known as the ICON Materials Fund (the “Fund”).

The Board calls the meeting for the following purposes:

1.

To secure shareholder approval and understanding that the Fund’s Investment Restrictions and designation as a sector fund which “concentrates its investments in the industries or groups of industries included within the sector(s)” allows the Fund to concentrate within the Natural Resources space in sectors in an amount determined by the Adviser in the Adviser’s sole discretion.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

If the enclosed proxy card is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the ICON Funds, by the execution of a subsequently dated proxy, or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy, shares will be voted “FOR” the proposal identified below and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on June 1, 2016 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”).

Each share will be entitled to one vote at the Meeting and fractional shares will be entitled to proportionate fractional votes. As of the Record Date, the following numbers of shares were outstanding with respect to each class of the Fund:

Class S	5,341,423
Class C	112,758
Class A	480,377

Fund Total:	5,934,558

In addition, to the ICON Funds’ knowledge, there are no owners of more than 5% of the outstanding shares of any class of the Fund as of June 1, 2016, the Record Date.

As of the Record Date, the Trustees and Officers of the Trust, as a group, beneficially or of record, owned less than 1% of the outstanding shares of each class of the Fund.

This solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, telegraph or in person by representatives of Boston Financial Data Services (“BFDS”), ICON Advisers, Inc. (the “Adviser”) or the Trust. All expenses in connection with preparing this Proxy Statement and its enclosures and additional solicitation expenses will be borne by the Fund, which is not expected to exceed $50,000.

Quorum; Adjournment: The presence at the Meeting, in person or by proxy, of shareholders entitled to vote a majority of the Fund’s outstanding shares is required for a quorum. In the event that a quorum is not present or a quorum is present at the meeting but sufficient votes to approve the change in the Fund’s Investment Restriction are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. The affirmative vote of less than a majority of the votes entitled to be cast represented in person or by proxy is sufficient for adjournments. In such case, the persons named as proxies may vote those proxies which they are entitled to vote in favor of such item “FOR” such an adjournment, or may vote those proxies required to be voted against such item “AGAINST” such an adjournment. A shareholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker Non-Votes; Abstentions: Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. All shares that are voted and votes to abstain will be counted towards establishing a quorum, as will broker non-votes. An abstention by a shareholder or broker non-vote, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote.

ICON Advisers’ Voting: As of the record date, ICON Advisers, the Fund’s Investment Adviser, has discretionary authority to vote 1,114,976.58 shares of the Fund (18.74% of the Fund), which it intends to vote FOR the proposal.

A copy of the Fund’s most recent prospectus, summary prospectus and annual report along with the most recent semi-annual report succeeding the annual report, if any, including financial statements and schedules, is available at no charge by sending a written request to the ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, by visiting www.iconfunds.com, by calling 1-800-828-4881 or sending an email to info@iconadvisers.com.

BACKGROUND AND SUMMARY OF PROPOSAL

The ICON Natural Resources Fund was, from its inception until January 2016, named the ICON Materials Fund. Because of its name, the ICON Materials Fund was required to invest at least 80% of its assets in the Materials Sector. Morningstar, along with other individuals and services, classified the ICON Materials Fund as a Natural Resources fund.

On October 15, 2015, the ICON Funds Board, intent upon making the Fund more competitive in the Morningstar Natural Resources category, voted to change the Fund’s name to the ICON Natural Resources Fund. The Board likewise voted that day to expand the Fund’s investment strategy to allow the Adviser the flexibility to invest in all sectors and industries within the Natural Resources area, including Materials, Energy and Industrials effective January 22, 2016.

In a notice to shareholders on or about October 16, 2015, and again on or about November 23, 2015 in the Fund Annual Report, we notified you of this change in investment strategy. For purposes of this strategy change, we determined “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers and developers, equipment and services, storage and transportation, gas/oil refining and marketing, service and drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water).

On November 6, 2015, we filed a prospectus with the United States Securities and Exchange Commission (the “SEC” or the “Commission”) with the changes to the ICON Materials Fund. The Staff of the SEC believed that shareholders must vote because the Fund was originally a Materials Sector fund and now may invest in sectors other than Materials.

The purpose of this proxy is to clarify that the Fund’s fundamental investment restriction – that is, that the Fund “concentrates its investments in the industries or groups of industries included within the sector(s)” – means that the Fund can invest in any sector within the Natural Resources area, subject to any investment strategy limitations investors may be apprised of. The Fund was and remains a sector fund which concentrates its investments within sectors. We are soliciting this proxy at the request of the SEC and out of an abundance of caution. The ICON Natural Resources Fund will remain a concentrated fund. It may invest 100% of its assets in any one sector within the Natural Resources area or as otherwise defined by its principle investment strategy.

The Fund’s principal investment strategy presently dictates, among other things, that the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. At the request of the Commission’s Staff, the prospectus provides that the Fund will invest at least 25% in the Materials sector (as determined by the Global Industry Classification Standard (“GICS”)), and the Fund will not invest 25% or more in any other sector as determined by GICS, calculated at time of purchase. Although we do not believe a shareholder vote is required to approve a change in strategy, we are, again, doing so at the request of the Commission’s Staff and out of an abundance of caution. Specifically, we believe the Fund should dispense with the 25% limitation on Materials as well as with the 25% maximum cap on other sectors within the Natural Resources space.

If the shareholder vote indicates shareholder approval and understanding that the Fund’s Investment Restrictions allow the Fund to concentrate within any sector in the Natural Resources space in an amount determined by the Adviser in the Adviser’s sole discretion, the Fund will seek capital appreciation by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. The Fund will not be limited by the 25% maximum limitation or cap. The Fund will concentrate in the sectors or industries within the Natural Resources space that ICON’s methodology suggests have the greatest current value. For example, the Fund could invest 50% in the Energy Sector and 50% in the Materials sector or no amount in either, if the PM believes the money should be invested in the Industrials sector.

The Board and the Adviser do not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund. However, like all investments in securities, investing in ICON’s Natural Resources Fund involves risk. Please consult the Natural Resources Prospectus and Statement of Additional Information (“SAI”) to learn more about the risks associated with investing in the Fund.

The Fund will only change its Investment Restriction if a majority of the Fund’s outstanding voting shares vote to approve the change. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

The Adviser has discretion to vote 1,114,976.58 shares, which constitute 18.74% of the shares outstanding. The Adviser will vote in Favor of changing the Fund’s Investment Restriction.

If the Proposal is approved by the Fund’s shareholders, the changes will be effective as of the date that shareholders are notified the changes will be made through either (a) a supplement to the prospectus, summary prospectus and/or SAI or (b) revisions to the prospectus, summary prospectus and/or SAI at the time of the annual update to the Fund’s registration statement.

The ICON Fund’s Board of Trustees unanimously recommends a vote “FOR” the Proposal.

PROPOSAL

APPROVAL OF AMENDMENT TO THE FUND’S

INVESTMENT RESTRICTION

Under the Investment Company Act of 1940 (the “Company Act”), an investment company is required to state its Investment Restrictions. Pursuant to the terms of the Fund’s Statement of Additional Information, the Fund’s Investment Restriction is fundamental and may not be changed without approval by the holders of a majority of the Fund’s outstanding voting shares. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

At the meeting, as more fully explained in the accompanying proxy statement, Fund shareholders will be asked to confirm that the Fund’s Investment Restrictions and designation as a sector fund which “concentrates its investments in the industries or groups of industries included within the sector(s)” allows the Fund to concentrate within the Natural Resources space in sectors – such as Materials, Energy and Industrials – in an amount determined by the Adviser in the Adviser’s sole discretion.

The Board of Trustees, including the Independent Trustees, unanimously recommends that Fund shareholders vote “FOR” the proposed change to the Fund’s Investment Restriction.

OTHER INFORMATION

OPERATION OF THE FUND

ICON Funds (the “Trust”) is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Natural Resources Fund is a series of the Trust. There are 16 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Fund is a non-diversified portfolio, which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. In addition, the Fund’s share prices may also be more volatile than those of a diversified fund. The Fund may not change its status from a non-diversified portfolio to a diversified portfolio without approval by the holders of a majority of the outstanding voting securities of the Fund (“Majority”), as defined in the Company Act. Majority means the lesser of (i) 67% of the Fund’s outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares.

ICON Advisers, Inc. (“ICON” or “Adviser”) serves as the Fund’s investment adviser. The Adviser serves also as the Fund’s administrator. ICON Distributors, Inc. (“IDI” or “Distributor”) is the principal underwriter and distributor of the Fund’s shares.

The Fund’s principal executive offices, along with the offices of the Adviser and Distributor, are located at 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado, 80111.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of ICON Funds.

SOLICITATION OF PROXIES

The solicitation of proxies, the cost of which will be borne by the Fund, including the cost of independent Fund counsel, which costs are not expected to exceed $50,000, will be made primarily by mail, but may also be made by telephone by BFDS, professional proxy solicitors. BFDS will be paid fees and expenses of approximately $11,000 for soliciting services. Shareholders may vote by mail or through a secure Internet site. Proxies by Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

SHAREHOLDER PROPOSALS

Following the Meeting, the Funds do not intend to hold any meetings of shareholders except as required by federal or Massachusetts state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, in care of the ICON Funds at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

DELIVERY OF VOTING INSTRUCTIONS

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Fund at 1-800-828-4881, or write the Fund at ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado, 80111.

A copy of the Notice of Shareholder Meeting and the Proxy Statement are available at www.proxyvote.com.

By order of the Board of Trustees,

/s/ Craig T. Callahan

---------------------------------------

Craig T. Callahan, President

/s/ Donald Salcito

---------------------------------------

Donald Salcito, Secretary

ICON Funds

PO BOX 55909 BOSTON, MA 02205-5909	Your Vote is Important! Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/ICON. Follow the on-line instructions. If you vote by internet, you do not have to return your Proxy Card.

Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Proxy Card.

Vote by Mail

Mark, sign and date your Proxy Card and return it promptly in the envelope provided. Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-5908

ICON NATURAL RESOURCES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held August 11, 2016

The undersigned hereby appoints Donald Salcito and Christopher Ambruso, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution and re-substitution, to attend, act, and vote shares of the ICON Natural Resources Fund (the “Fund”) held in the name of the undersigned on the record date and entitled to vote at the Special Meeting of Shareholders, to be held at the offices of the ICON Funds, 5299 DTC Blvd., Suite 1200, Greenwood Village, Colorado 80111, on August 11, 2016 at 10:00 a.m., Mountain Daylight Time, or at any adjournment or postponement thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Board of Trustees of the ICON Funds, and the Proposal (set forth on the reverse side of this proxy card) has been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated. If no choice is indicated, this proxy will be voted “FOR” the Proposal. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Shareholder’s signature	Date

Co-Owner signature	Date

ICN16 - V2

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 11, 2016. A COPY OF THE NOTICE OF SHAREHOLDER MEETING AND THE PROXY STATEMENT ARE AVAILABLE AT www.2voteproxy.com/ICON

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board unanimously recommends that you vote “FOR” the proposal.

		FOR	AGAINST	ABSTAIN

1.

To approve and understand that the Fund’s Investment Restrictions and designation as a sector fund which “concentrates its investments in the industries or groups of industries included within the sector(s)” allows the Fund to concentrate within the Natural Resources space in sectors in an amount determined by the Adviser in the Adviser’s sole discretion.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ICN16 - V2